QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.16

Execution Copy

SECURITIES PURCHASE AGREEMENT

by and between

TSG HOLDINGS CORP.

and

THE MANAGEMENT INVESTORS NAMED HEREIN

Dated as of May 25, 2004

EXHIBITS

Exhibit A	Joinder Agreement—Securities Holders Agreement
Exhibit B	Securities Holders Agreement
Exhibit C	Joinder Agreement—Registration Rights Agreement
Exhibit D	Registration Rights Agreement
Exhibit E	Amended and Restated Certificate of Incorporation of the Company
Exhibit F	Amended and Restated Bylaws of the Company

SCHEDULES

Schedule I	Management Investors and Securities Purchased

2

DEFINED TERMS

Agreement	1
Asset Purchase Agreement	1
Closing	3
Closing Date	3
Common Stock	1
Company	1
Dingley	1
Joinder Agreements	2
Lisbon	1
Management Investors	1
person	5
Preferred Stock	1
Registration Rights Agreement	2
Registration Rights Joinder Agreement	1
Securities	2
Securities Act	1
Securities Holders Agreement	1
Securities Holders Joinder Agreement	1
Sheridan	1

3

SECURITIES PURCHASE AGREEMENT

        THIS IS A SECURITIES PURCHASE AGREEMENT, dated as of May 25, 2004 (the "Agreement"), by and between TSG Holdings Corp., a Delaware corporation (the "Company"), and the individuals designated as Management Investors on the signature pages hereto (such individuals, the "Management Investors").

Background

        A.    This Agreement is being entered into in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, dated as of March 5, 2004 (the "Asset Purchase Agreement"), by and among Lisbon Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Lisbon"), The Sheridan Group, Inc., a Maryland corporation ("Sheridan"), and The Dingley Press, a Maine corporation ("Dingley"), pursuant to which Lisbon will purchase substantially all of the assets, properties and rights of Dingley, including the name, "The Dingley Press," and will change its name on the date hereof from "Lisbon Acquisition Corp." to the "The Dingley Press, Inc."

        B.    Effective upon the closing of the transactions contemplated by the Asset Purchase Agreement, the Management Investors will be employed as executive officers of Lisbon. In order to assist the Company in attracting and retaining the Management Investors, the Company wishes to offer the Management Investors the opportunity to acquire shares of the Company's capital stock. This Agreement is intended to be a written compensatory contract as defined under Rule 701 of the Securities Act of 1933, as amended (the "Securities Act").

        C.    Pursuant to the terms hereof, in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, the Company desires to sell, and the Management Investors desire to purchase for cash, (i) the number of shares of the Company's Series A 10% Cumulative Compounding Preferred Stock, par value $0.001 per share (the "Preferred Stock"), and (ii) the number of shares of Common Stock of the Company, par value $0.001 per share (the "Common Stock"), in each case as set forth on Schedule I hereto.

        D.    In connection with the execution and delivery of this Agreement, the Management Investors are also entering into (i) a Joinder Agreement attached hereto as Exhibit A (the "Securities Holders Joinder Agreement") to the Securities Holders Agreement attached hereto as Exhibit B (the "Securities Holders Agreement"), and (ii) a Joinder Agreement attached hereto as Exhibit C (the "Registration Rights Joinder Agreement," and together with the Securities Holders Joinder Agreement, the "Joinder Agreements") to the Registration Rights Agreement attached hereto as Exhibit D (the "Registration Rights Agreement"), which Securities Holders Agreement and Registration Rights Agreement set forth more fully certain agreements regarding the future relationship of the parties hereto and their rights and obligations with respect to Securities of the Company.

        E.    As used herein, the term "Securities" shall mean Common Stock, Preferred Stock, and any other shares of capital stock of the Company, and any securities convertible into or exchangeable for such capital stock, and any options (including any options now or hereafter issued to the Management Investors), warrants or other rights to acquire such capital stock or securities, now or hereafter held by any party hereto, including all other securities of the Company (or a successor to the Company) received on account of ownership of Common Stock or Preferred Stock, including all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof.

Terms

        In consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

PURCHASE OF SECURITIES

        1.1.    Sale and Purchase of Common Stock and Preferred Stock.    (a) Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 1.2), the Company will issue and sell to the Management Investors, and the Management Investors will purchase, the number of shares of Preferred Stock and Common Stock set forth on Schedule I hereto.

        (b)   The per share purchase price for the Preferred Stock and Common Stock to be purchased under this Section 1.1 shall be $10 per share and $1,075.96 per share, respectively. The aggregate purchase price to be paid by the Management Investors pursuant to this Section 1.1 is set forth on Schedule I hereto. The Management Investors shall pay the purchase price for the shares of Preferred Stock and Common Stock purchased hereunder in cash, by wire transfer of immediately available funds (or such other means as the parties might agree), with confirmed receipt.

        1.2.    Closing.    (a) The closing (the "Closing") of the purchase and sale of the Securities referred to in Section 1.1 will take place on the date of this Agreement or at such other time or on such other date as may be agreed by the parties hereto. The date such Closing occurs is referred to herein as the "Closing Date."

        (b)   At the Closing, the Company will deliver to the Management Investors certificates evidencing the number of shares of Preferred Stock and Common Stock to be purchased by the Management Investors as set forth on Schedule I hereto, registered in each Management Investor's name, against payment of the purchase price therefor in cash, by wire transfer of immediately available funds (or such other means as the parties might agree), with confirmed receipt.

        1.3.    Conditions to the Management Investor's Obligations.    The obligation of each Management Investor to purchase such Management Investor's Securities at the Closing is subject to the satisfaction on or prior to the date hereof of the following conditions:

          (a)   The representations and warranties of the Company set forth in Article II hereof shall be true and correct in all material respects on and as of the Closing Date as though then made, and all covenants of the Company set forth in Article I required to be performed on or prior to the Closing shall have been performed in all material respects.

          (b)   No preliminary or permanent injunction or order, decree or ruling of any nature issued by any court or governmental agency of competent jurisdiction, nor any statute, rule, regulation or executive order promulgated or enacted by any United States federal, state or local governmental authority, shall be in effect, that would prevent the consummation of the transactions contemplated by this Agreement or the Asset Purchase Agreement.

          (c)   All of the conditions to effecting the transactions contemplated by the Asset Purchase Agreement shall have been fulfilled or waived in accordance with the terms of the Asset Purchase Agreement.

          (d)   The Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws shall be substantially in the forms of Exhibit E and Exhibit F attached hereto, respectively.

          (e)   The Company shall have delivered to each of the Management Investors certificates for the Securities being purchased by such Management Investor.

          (f)    All corporate and other proceedings, if any, taken or to be taken by the Company in connection with the transactions contemplated hereby shall have been taken.

        1.4.    Conditions to the Company's Obligations.    The obligations of the Company to issue and sell the Securities to each Management Investor as set forth herein at the Closing are subject to the satisfaction on or prior to the Closing of the following conditions:

          (a)   The representations and warranties of each Management Investor set forth in Article III hereof shall be true and correct in all material respects at and as of the Closing Date as though then made, and all covenants of each Management Investor required to be performed at or prior to the Closing shall have been performed in all material respects.

          (b)   Such Management Investor shall have delivered the cash purchase price required to be delivered by such Management Investor under this Article I.

          (c)   Such Management Investor shall have executed and delivered the Joinder Agreements.

ARTICLE II

REPRESENTATIONS, WARRANTIES AND
COVENANTS OF THE COMPANY

        2.1.    Representations, Warranties and Covenants of the Company.    The Company represents and warrants to, and covenants and agrees with, each of the Management Investors as follows:

          (a)   The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b)   The Company has all requisite corporate power and corporate authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein.

          (c)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby, including, but not limited to, the issuance and sale of the Securities to be issued by it hereunder, have been duly authorized, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against it in accordance with the terms hereof.

          (d)   The Securities issued to the Management Investors under Article I hereof, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable.

          (e)   As of the date hereof and after giving effect to the transactions contemplated by this Agreement, the authorized capital stock of the Company consists of (i) one million (1,000,000) shares of Common Stock, of which 539,599.393 shares are issued and outstanding, and (ii) one hundred thousand (100,000) shares of Preferred Stock, of which 45,326.34897 shares are issued and outstanding.

          (f)    The Securities offered to the Management Investors under Article I hereof are offered to those Management Investors in their capacity as employees of the Company or one of its subsidiaries.

ARTICLE III

REPRESENTATIONS, WARRANTIES
AND COVENANTS OF MANAGEMENT INVESTORS

        3.1.    Representations, Warranties and Covenants of Each Management Investor.    Each of the Management Investors severally and as to himself represents and warrants to, and covenants and agrees with, the Company that:

          (a)   Such Management Investor has the requisite legal right, power and authority to enter into this Agreement and to perform such Management Investor's obligations hereunder and to consummate the transactions provided for herein, without the need for the consent of any other person (other than such consents as have heretofore been obtained); this Agreement has been duly authorized, executed and delivered by such Management Investor; and this Agreement constitutes the valid and binding obligation of such Management Investor, enforceable against such Management Investor in accordance with the terms hereof. As used herein, the term "person" means an individual or a corporation, partnership, limited liability company, joint venture, trust, regulatory or governmental agency or authority or other organization or entity of any kind.

          (b)   No consent, approval or authorization of, or registration, qualification or filing with, any governmental agency or authority is required for the execution and delivery of this Agreement by such Management Investor or for the consummation by such Management Investor of the transactions contemplated hereby, except where the failure to obtain any such consent, approval or authorization or to so register, qualify or file would not reasonably be expected to materially and adversely affect such Management Investor's ability to consummate the transactions contemplated hereby.

          (c)   No action, suit, proceeding or investigation is pending or, to such Management Investor's knowledge, threatened, against such Management Investor with respect to his execution and delivery of this Agreement or the consummation by such Management Investor of the transactions contemplated hereby.

          (d)   The Securities are being purchased by such Management Investor hereunder for investment, and not with a view to any distribution thereof that would violate the Securities Act or the applicable state securities laws of any state. Such Management Investor will not distribute the Securities in violation of the Securities Act or the applicable securities laws of any state.

          (e)   Such Management Investor understands that the Securities have not been registered under the Securities Act or the securities laws of any state and must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration becomes or is available.

          (f)    In formulating a decision to enter into this Agreement, such Management Investor has relied solely upon (i) the provisions of this Agreement, (ii) an independent investigation of the Company's business, and (iii) consultations with his legal and financial advisors with respect to this Agreement and the nature of his investment; and that in entering into this Agreement no reliance was placed by such Management Investor upon any representations or warranties other than those contained in this Agreement.

          (g)   Such Management Investor is financially able to hold the Securities for long-term investment, believes that the nature and amount of the Securities being purchased are consistent with his overall investment program and financial position, and recognizes that there are substantial risks involved in the purchase of the Securities.

          (h)   Such Management Investor confirms that (i) he is familiar with the business of the Company, (ii) he has had the opportunity to ask questions of the officers and directors of the

  Company and to obtain (and that such Management Investor has received to his satisfaction) such information about the business and financial condition of the Company as he has reasonably requested, and (iii) such Management Investor, either alone or with a representative (as defined in Rule 501(h) promulgated under the Securities Act), has such knowledge and experience in financial and business matters that such Management Investor is capable of evaluating the merits and risks of the prospective investment in the Securities.

          (i)    Such Management Investor confirms and acknowledges that (i) he understands that the opportunity to purchase the Securities offered to such Management Investor under this contract are offered in his capacity as an employee of the Company and (ii) he has received a copy of this contract in accordance with Rule 701 under the Securities Act.

          (j)    Such Management Investor's residence address is as set forth in Section 4.7 hereof.

ARTICLE IV

MISCELLANEOUS

        4.1.    Legend.    (a) All certificates representing the Securities shall bear the following legend in addition to any other legend required under applicable law:

    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, AS AMENDED FROM TIME TO TIME (THE "SECURITIES HOLDERS AGREEMENT"), A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE OR OTHERWISE DISPOSABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

        (b)   Management Securities. In addition to the legends required by Section 4.1(a) above, the following legend shall appear on certificates issued by the Company pursuant to this Agreement; provided, however that the Company's failure to cause any such certificate to bear such legend shall not affect the Company's Purchase Option described in Section 4.3 of the Securities Holders Agreement.

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A PURCHASE OPTION OF THE COMPANY APPLICABLE TO "MANAGEMENT SECURITIES" AS DESCRIBED IN THE SECURITIES HOLDERS AGREEMENT, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

        4.2.    Amendment and Modification.    This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment, modification or waiver is set forth in a writing executed by the parties hereto. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

        4.3.    Survival of Representations and Warranties.    The representations, warranties, covenants and agreements set forth in this Agreement shall survive the Closing.

        4.4.    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns and executors, administrators and heirs of each party hereto. This Agreement, and any rights or obligations existing hereunder, may not be assigned or otherwise transferred by any party without the prior written consent of the other parties hereto.

        4.5.    Separability.    In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect unless deletion of such provision causes this Agreement to become materially adverse to any party, in which event the parties shall use reasonable efforts to arrive at an accommodation which best preserves for the parties the benefits and obligations of the offending provision.

        4.6.    Notices.    All notices provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, fax or reputable courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

    If to the Company, to:

    TSG Holdings Corp.
    11311 McCormick Road
    Suite 260
    Hunt Valley, MD 21031-1437
    Attention: John A. Saxton
    Fax: (410) 785-7217

    with a required copy to:

    Dechert LLP
    4000 Bell Atlantic Tower
    1717 Arch Street
    Philadelphia, PA 19103
    Attention: Carmen J. Romano, Esq.
                      David S. Denious, Esq.
    Fax: (215) 994-2222

    If to any of the Management Investors, to such Management Investor's address as set forth on the signature pages hereto.

        All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; four business days after being deposited in the mail, postage prepaid, if mailed; when confirmation of transmission is received, if faxed during normal business hours (or, if not faxed during normal business hours, the next business day after confirmation of transmission); and on the next business day, if timely delivered to a reputable courier guaranteeing overnight delivery.

        4.7.    Governing Law.    This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law.

        4.8.    Headings.    The headings preceding the text of the sections and subsections of this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

        4.9.    Counterparts.    This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

        4.10.    Further Assurances.    Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

        4.11.    Entire Agreement.    This Agreement sets forth the entire agreement and understanding among the parties and supersedes all prior agreements and understandings, written or oral, relating to the subject matter of this Agreement, it being understood the Management Investors are contemporaneously entering into other agreements and instruments in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, including the Joinder Agreements.

        IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement the day and year first above written.

TSG HOLDINGS CORP.
By:	/s/ ROBERT M. JAKOBE Name: Robert M. Jakobe Title: Vice President
MANAGEMENT INVESTORS:
/s/ CHRISTOPHER A. PIERCE Christopher A. Pierce Address: 67 Portland St. Yarmouth, ME 04096 Telephone No.: (207) 846-9825
/s/ ERIC LANE Eric Lane Address: 1507 Royalsborough Rd. Durham, ME 04222 Telephone No.: (207) 353-2661
/s/ WILLIAM BRALEY William Braley Address: 23 Braley Way Brunswick, ME 04011 Telephone No.: (207) 798-4079
/s/ KENNETH STICKLEY, JR. Kenneth Stickley, Jr. Address: 63 George Hannon Rd. Casco, ME 04015 Telephone No.: (207) 627-2243

Schedule I

Management Investors and Securities Purchased

Management Investor	Common Stock Purchase Price ($10 per share)	Preferred Stock Purchase Price ($1,075.96 per share)	Number of Shares of Common Stock Received	Number of Shares of Preferred Stock Received	Aggregate Purchase Price
Christopher A. Pierce	$368,598.12	$3,331,401.88	36,859.812	3,096.22420	$3,700,000
William Braley	12,452.64	112,547.36	1,245.264	104.60217	125,000
Eric D. Lane	8,965.90	81,034.10	896.590	75.31356	90,000
Kenneth Stickley, Jr.	5,977.27	54,022.73	597.727	50.20904	60,000
Total	$395,993.92	$3,579,006.08	39,599.393	3,326.34897	$3,975,000

EXHIBIT A

JOINDER AGREEMENT—SECURITIES HOLDERS AGREEMENT

EXHIBIT B

SECURITIES HOLDERS AGREEMENT

EXHIBIT C

JOINDER AGREEMENT—REGISTRATION RIGHTS AGREEMENT

EXHIBIT D

REGISTRATION RIGHTS AGREEMENT

EXHIBIT E

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF THE COMPANY

EXHIBIT F

AMENDED AND RESTATED
BYLAWS
OF THE COMPANY

QuickLinks

  Exhibit 10.16
SECURITIES PURCHASE AGREEMENT by and between TSG HOLDINGS CORP. and THE MANAGEMENT INVESTORS NAMED HEREIN Dated as of May 25, 2004
TABLE OF CONTENTS
EXHIBITS
SCHEDULES
DEFINED TERMS
SECURITIES PURCHASE AGREEMENT
Terms
ARTICLE I PURCHASE OF SECURITIES
ARTICLE II REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY
ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF MANAGEMENT INVESTORS
ARTICLE IV MISCELLANEOUS
  Schedule I
Management Investors and Securities Purchased
  EXHIBIT A
JOINDER AGREEMENT—SECURITIES HOLDERS AGREEMENT
  EXHIBIT B
SECURITIES HOLDERS AGREEMENT
  EXHIBIT C
JOINDER AGREEMENT—REGISTRATION RIGHTS AGREEMENT
  EXHIBIT D
REGISTRATION RIGHTS AGREEMENT
  EXHIBIT E
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY
  EXHIBIT F
AMENDED AND RESTATED BYLAWS OF THE COMPANY